Ohr Pharmaceutical, Inc 10-Q/A

Exhibit 32.2

Certification of Chief Financial Officer
Pursuant to 18 U.S.C Section 1350,
As Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the Quarterly Report of Ohr Pharmaceutical, Inc (the “Company”) on Form 10Q for the period ending December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof  (the “Report”), I, Sam Backenroth, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2012

/s/ Sam Backenroth
Name:  Sam Backenroth

Title:  Interim Chief Financial Officer